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                                                                       EXHIBIT 1

                        AGREEMENT REGARDING JOINT FILING

                  The undersigned, Biotechnology Value Fund, L.P., a Delaware limited partnership, Biotechnology Value Fund II, L.P., a Delaware limited partnership, BVF Investments, L.L.C., a Delaware limited liability company, BVF Partners L.P., a Delaware limited partnership, and BVF Inc., a Delaware corporation, hereby agree and acknowledge that the information required by the Amendment to Schedule 13G, to which this Agreement is attached as an exhibit, is filed on behalf of each of them. The undersigned further agree that any amendments or supplements thereto shall also be filed on behalf of each of them.

Dated: May 11, 2001

                  BIOTECHNOLOGY VALUE FUND, L.P.

                  By:      BVF Partners L.P., its general partner

                           By:      BVF Inc., its general partner

                                    By: /s/ MARK N. LAMPERT
                                        ----------------------------------------
                                            Mark N. Lampert
                                            President

                  BIOTECHNOLOGY VALUE FUND II, L.P.

                  By:      BVF Partners L.P., its general partner

                           By:      BVF Inc., its general partner

                                    By: /s/ MARK N. LAMPERT
                                        ----------------------------------------
                                            Mark N. Lampert
                                            President

                  BVF INVESTMENTS, L.L.C.

                  By:      BVF Partners L.P., its manager

                           By:      BVF Inc., its general partner

                                    By: /s/ MARK N. LAMPERT
                                        ----------------------------------------
                                            Mark N. Lampert
                                            President

                  BVF PARTNERS L.P.

                  By:      BVF Inc., its general partner

                           By:  /s/ MARK N. LAMPERT
                               -------------------------------------------------
                                    Mark N. Lampert
                                    President

                  BVF INC.

                  By:  /s/ MARK N. LAMPERT
                      ----------------------------------------------------------
                           Mark N. Lampert
                           President